                                                                    Exhibit 10.2
                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                                   ACTERNA LLC

                                 and its parent

                               ACTERNA CORPORATION

                                       and

                           certain of its Subsidiaries

                                   in favor of

              Clayton, Dubilier & Rice Fund VI Limited Partnership,
                   and the other Secured Parties named herein

                          Dated as of December 27, 2001

                                TABLE OF CONTENTS

                                                                                                          Page
SECTION 1.  DEFINED TERMS...............................................................................    2
1.1          Definitions................................................................................    2
1.2          Other Definitional Provisions..............................................................    8

SECTION 2.  GUARANTEE...................................................................................    8
2.1          Guarantee..................................................................................    8
2.2          Right of Contribution......................................................................    9
2.3          No Subrogation.............................................................................   10
2.4          Amendments, etc. with respect to the Obligations...........................................   10
2.5          Guarantee Absolute and Unconditional.......................................................   11
2.6          Reinstatement..............................................................................   12
2.7          Payments...................................................................................   12

SECTION 3.  GRANT OF SECURITY INTEREST..................................................................   12
3.1          Grant......................................................................................   12
3.2          Pledged Collateral.........................................................................   13
3.3          Certain Exceptions.........................................................................   13

SECTION 4.  REPRESENTATIONS AND WARRANTIES..............................................................   14
4.1          Representations and Warranties of Each Guarantor...........................................   14
4.2          Representations and Warranties of Each Grantor.............................................   15
             4.2.1    Title; No Other Liens.............................................................   15
             4.2.2    Perfected Second Priority Liens...................................................   15
             4.2.3    Jurisdiction of Organization......................................................   17
             4.2.4    Inventory and Equipment...........................................................   17
             4.2.5    Farm Products.....................................................................   17
             4.2.6    Accounts..........................................................................   17
             4.2.7    Patents and Trademarks............................................................   18
4.3          Representations and Warranties of Each Pledgor.............................................   18

SECTION 5.  COVENANTS...................................................................................   19
5.1          Covenants of Each Guarantor................................................................   19
5.2          Covenants of Each Grantor..................................................................   19
             5.2.1    Delivery of Instruments and Chattel Paper.........................................   19
             5.2.2    Maintenance of Insurance..........................................................   20
             5.2.3    Payment of Obligations............................................................   20
             5.2.4    Maintenance of Perfected Security Interest; Further Documentation.................   20
             5.2.5    Deposit Accounts..................................................................   21
             5.2.6    Changes in Name, etc..............................................................   21

             5.2.7    Notices...........................................................................   22
             5.2.8    Pledged Securities................................................................   22
             5.2.9    Accounts..........................................................................   22
             5.2.10   Maintenance of Records............................................................   22
             5.2.11   Acquisition of Intellectual Property..............................................   23
             5.2.12   Protection of Trade Secrets.......................................................   23
5.3          Covenants of Each Pledgor..................................................................   23
5.4          Covenant of the Parent.....................................................................   25

SECTION 6.  REMEDIAL PROVISIONS.........................................................................   26
6.1          Certain Matters Relating to Accounts.......................................................   26
6.2          Communications with Obligors; Grantors Remain Liable.......................................   28
6.3          Pledged Stock..............................................................................   28
6.4          Proceeds to be Turned Over to Secured Parties..............................................   29
6.5          Application of Proceeds....................................................................   30
6.6          Code and Other Remedies....................................................................   31
6.7          Registration Rights........................................................................   32
6.8          Waiver; Deficiency.........................................................................   33

SECTION 7.  THE SECURED PARTIES.........................................................................   33
7.1          Secured Parties' Appointment as Attorney-in-Fact, etc......................................   33
7.2          Duty of Secured Parties....................................................................   35
7.3          Execution of Financing Statements..........................................................   35
7.4          Authority of Secured Parties...............................................................   36
7.5          Right Of Inspection........................................................................   36

SECTION 8.  MISCELLANEOUS...............................................................................   36
8.1          Amendments in Writing......................................................................   36
8.2          Notices....................................................................................   36
8.3          No Waiver by Course of Conduct; Cumulative Remedies........................................   37
8.4          Enforcement Expenses; Indemnification......................................................   37
8.5          Successors and Assigns.....................................................................   38
8.6          Set-Off....................................................................................   38
8.7          Counterparts...............................................................................   38
8.8          Severability...............................................................................   38
8.9          Section Headings...........................................................................   39
8.10         Integration................................................................................   39
8.11         GOVERNING LAW..............................................................................   39
8.12         Submission To Jurisdiction; Waivers........................................................   39
8.13         Acknowledgments............................................................................   40
8.14         WAIVER OF JURY TRIAL.......................................................................   40
8.15         Additional Granting Parties................................................................   40
8.16         Releases...................................................................................   40

8.17         Senior Indebtedness........................................................................   41
8.18         Schedules..................................................................................   42

                       GUARANTEE AND COLLATERAL AGREEMENT

         GUARANTEE AND COLLATERAL AGREEMENT, dated as of December 27, 2001, made by Acterna Corporation, a Delaware corporation (the "Parent"), Acterna LLC, a
                                                     ------
Delaware limited liability company wholly owned by the Parent (the "Company")
                                                                    -------
and certain Subsidiaries of the Company party hereto, in favor of Clayton, Dubilier & Rice Fund VI Limited Partnership, a Cayman Islands exempted limited partnership ("Fund VI"), and the other Secured Parties referred to herein.
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                              W I T N E S S E T H:


         WHEREAS, the Parent and the Company desire to issue and sell to Fund VI, and Fund VI desires to purchase from the Parent and the Company, $75,000,000 in aggregate principal amount of 12% Senior Convertible Notes due December 31, 2007 of the Company (the "Initial Notes"), pursuant to the Investment Agreement,
                          -------------
dated as of December 27, 2001 (as amended, waived, supplemented or otherwise modified from time to time, the "Investment Agreement"), among the Parent, the
                                 --------------------
Company and Fund VI;

         WHEREAS, the Company is a member of an affiliated group of companies that includes the Parent, the Company's Active Subsidiaries which are Domestic Subsidiaries and any Subsidiary of the Company that becomes a party hereto from time to time after the date hereof (the Company, the Parent, the Company's Active Subsidiaries which are Domestic Subsidiaries (other than WWG, Wandel & Goltermann, Inc., a North Carolina corporation and Wavetek U.S., Inc., a Delaware corporation) and each such other Subsidiary collectively, the "Granting
                                                                        --------
Parties");
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         WHEREAS, the net proceeds of the issuance and sale of the Initial Notes under the Investment Agreement will be utilized in meeting the working capital needs of such affiliated group, including through making valuable transfers to one or more of the Granting Parties in connection with the operation of their respective businesses,

         WHEREAS, the Company and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the issuance and sale of the Initial Notes under the Investment Agreement; and

         WHEREAS, it is a condition to the obligation of Fund VI to purchase the Initial Notes under the Investment Agreement that the Granting Parties shall execute and deliver this Agreement to Fund VI;

         NOW, THEREFORE, in consideration of the premises and to induce Fund VI to enter into the Investment Agreement and purchase the Initial Notes, each Granting Party hereby agrees with and for the benefit of the Investor and the other Secured Parties, as follows:

                            SECTION 1. DEFINED TERMS

     1.1  Definitions. (a) Unless otherwise defined herein, terms defined in the
          -----------
Investment Agreement and used herein shall have the meanings given to them in the Investment Agreement, and the following terms that are defined in the Code (as defined below) are used herein as so defined: Chattel Paper, Documents, Electronic Chattel Paper, Equipment, Farm Products and Fixtures.

     (b)  The following terms shall have the following meanings:

     "Accounts":  all accounts (as defined in the Code) of each Grantor.
      --------

     "Administrative Agent": JPMorgan Chase Bank (as successor by merger to
      --------------------
Morgan Guaranty Trust Company of New York), in its capacity as administrative agent under the Credit Agreement Security Agreement.

     "Agreement": this Guarantee and Collateral Agreement, as the same may be
      ---------
amended, supplemented or otherwise modified from time to time.

     "Code": the Uniform Commercial Code as from time to time in effect in the
      ----
State of New York.

     "Collateral": as defined in Section 3.
      ----------

     "Collateral Account Bank": JPMorgan Chase Bank or another bank selected by
      -----------------------
the relevant Grantor and approved by the Secured Parties.

     "Collateral Proceeds Account": the cash collateral account established by
      ---------------------------
the relevant Grantor at an office of the Collateral Account Bank in the name of the Secured Parties or their nominee.

     "Company Obligations": the collective reference to the unpaid principal of
      -------------------
and interest on the Notes and all other obligations and liabilities of the Company (including, without limitation, interest accruing at the then applicable rate provided in the Investment Agreement after the maturity of such Notes and interest accruing at the then applicable rate provided in the Investment Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any of the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Investment Agreement, this Agreement, the other

Note Financing Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to any of the Secured Parties that are required to be paid by the Company pursuant to the terms of any of the foregoing agreements).

     "Contracts": with respect to any Grantor, all contracts, agreements,
      ---------
instruments and indentures in any form, and portions thereof (except for the contracts listed on Schedule 6), to which such Grantor is a party or under which
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such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

     "Controlled Affiliate": as to the Company, any other Person that, directly
      --------------------
or indirectly, is controlled by the Company, the Parent, or any Person of which the Company or the Parent is a Subsidiary. For the purposes of this definition, "control" of a Person means the power, directly or indirectly, to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Persons or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "Copyright Licenses": with respect to any Grantor, all United States
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written license agreements of such Grantor providing for the grant by or to such Grantor of any right to use any Copyright of such Grantor, other than agreements with any Person who is an Affiliate or a Subsidiary of the Company, including, without limitation, any license agreements listed on Schedule 4 hereto, subject,
                                                     ----------
in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

     "Copyrights": with respect to any Grantor, all of such Grantor's right,
      ----------
title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, United States copyright registrations and copyright applications, including, without limitation the copyright registrations, if any, listed on Schedule 4 and (a) all
                                                          ----------
renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (c) the right to sue or otherwise recover for past, present and future infringements thereof.

     "Credit Agreement": the Credit Agreement, dated as of May 23, 2001, among
      ----------------
the Company, the German Borrowers named therein, the lenders from time to time parties thereto, the Administrative Agent, JPMorgan Chase Bank (as successor by merger to Morgan Guaranty Trust Company of New York) as agent for the German Term Loan Lenders, and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Bankers Trust Company, each in its capacity as documentation agent, as the same may be amended, supplemented or otherwise modified from time to time.

     "Credit Agreement Security Agreement": the Guarantee and Collateral
      -----------------------------------
Agreement, dated as of May 23, 2000, made by the Company, the Parent and certain subsidiaries of the Company in favor of JPMorgan Chase Bank (as successor by merger to Morgan Guaranty Trust Company of New York), as administrative agent, as the same may be amended, waived, supplemented or otherwise modified from time to time.

     "Credit Documents": the collective reference to (x) the Credit Agreement
      ----------------                                -
and (y) the Notes, the German L/C, the Applications and the Security Documents,
     -
in each case as defined in the Credit Agreement as in effect on the date hereof.

     "Deposit Accounts":  with respect to any Grantor, all deposit accounts (as
      ----------------
defined by the Code) of such Grantor.

     "Excluded Agreements":  as defined in Section 3.3(a).
      -------------------

     "General Intangibles":  all "general intangibles" as such term is defined
      -------------------
in Section 9-102(a)(42) of the Uniform Commercial Code in effect in the State of New York on the date hereof.

     "Granting Parties": as defined in the recitals hereto.
      ----------------

     "Grantor":  the Company and each Domestic Subsidiary of the Company that
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from time to time becomes a party hereto.

     "Guarantor Obligations": with respect to any Guarantor, the collective
      ---------------------
reference to (i) the Obligations guaranteed by such Guarantor pursuant to
Section 2 and (ii) all obligations and liabilities of such Guarantor that may arise under or in connection with this Agreement or any other Note Financing Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Note Financing Document).

     "Guarantor":  each Granting Party other than the Company.
      ---------

     "Instruments":  has the meaning specified in the Code, but excluding the
      -----------
Pledged Securities.

     "Intellectual Property":  with respect to any Grantor, the collective
      ---------------------
reference to such Grantor's Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trademarks and Trademark Licenses.

     "Investment Property": the collective reference to (i) all investment
      -------------------
property as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Capital Stock of any Foreign Subsidiary excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Securities.

     "Intercompany Note": with respect to any Grantor, any promissory note in a
      -----------------
principal amount in excess of $1,000,000 evidencing loans made by such Grantor to the Company or any of its Subsidiaries.

     "Inventory": with respect to any Grantor, all inventory (as defined in the
      ---------
Code) of such Grantor.

     "Investor":  Fund VI and its successors and assigns, including any
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transferee of the aggregate outstanding amount of the Notes held thereby that is a member of the CD&R Group.

     "Issuers": the collective reference to the Persons identified on Schedule 2
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as the issuers of the Pledged Stock.

     "Letter-of-Credit Rights": with respect to any Grantor, all
      -----------------------
letter-of-credit rights (as defined in the Code) of such Grantor.

     "Management Subscription Agreements": as defined in the Credit Agreement as
      ----------------------------------
in effect on the date hereof.

     "Notes":  the collective reference to the "Notes" as defined in the
      -----
Investment Agreement.

     "Obligations": (i) in the case of the Company, the Company Obligations, and
      -----------
(ii) in the case of each Guarantor, the Guarantor Obligations of such Guarnator.

     "Patent Licenses": with respect to any Grantor, all United States written
      ---------------
license agreements of such Grantor with any Person who is not an Affiliate or a Subsidiary of the Company or such Grantor, in connection with any of the Patents of such Grantor or such other Person's patents, whether such Grantor is a licensor or a licensee under any such agreement, including, without limitation, the license agreements listed on Schedule 4,
                                 ----------
subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

         "Patents": with respect to any Grantor, all of such Grantor's right,
          -------
title and interest in and to all United States patents, patent applications and patentable inventions, including, without limitation, all patents and patent applications identified in Schedule 4, and including, without limitation, (a)
                           ----------
all inventions and improvements described and claimed therein, (b) the right to sue or otherwise recover for any and all past, present and future infringement thereof, (c) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (d) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

         "Permitted Liens":  Permitted Liens (as defined in the Investment
          ---------------
Agreement) permitted under Section 8.6(a) of the Investment Agreement.

         "Pledged Collateral":  with respect to any Pledgor, the Pledged
          ------------------
Securities owned or at any time acquired by such Pledgor, and any Proceeds thereof.

         "Pledged Notes":  with respect to any Pledgor, all Intercompany Notes
          -------------
at any time issued to such Pledgor.

         "Pledged Securities":  the collective reference to the Pledged Notes
          ------------------
and the Pledged Stock.

         "Pledged Stock": with respect to any Pledgor, the shares of Capital
          -------------
Stock listed on Schedule 2 as held by such Pledgor, together with any other
                ----------
shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Issuer that may be issued or granted to, or held by, such Pledgor while this Agreement is in effect (provided that, in no
                                                         --------
event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary pursuant to this Agreement).

         "Pledgor": the Parent (with respect to the Pledged Stock of the
          -------
Company), the Company (with respect to Pledged Stock of the entities listed on
Schedule 2 hereto under the name of the Company and any other Pledged Securities
----------
held by the Company) and any other Granting Party (with respect to Pledged Securities held by such Granting Party).

         "Proceeds": all "proceeds" as such term is defined in Section
          --------
9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, Proceeds of Pledged Securities shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

         "Secured Parties":  means the Investor and each other member of the
          ---------------
CD&R Group that is a holder of any of the Notes.

         "Securities Act":  the Securities Act of 1933, as amended from time to
          --------------
time.

         "Security Collateral":  with respect to any Granting Party, means,
          -------------------
collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Granting Party.

         "Trade Secrets": with respect to any Grantor, all of such Grantor's
          -------------
right, title and interest in and to all United States trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (a) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (b) the right to sue or otherwise recover for past, present or future misappropriations thereof.

         "Trademark Licenses": with respect to any Grantor, all United States
          ------------------
written license agreements of such Grantor with any Person who is not an Affiliate or a Subsidiary of the Company or such Grantor in connection with any of the Trademarks of such Grantor or such other Person's names or trademarks, whether such Grantor is a licensor or a licensee under any such agreement, including, without limitation, the license agreements listed on Schedule 4,
                                                                ----------
subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

         "Trademarks": with respect to any Grantor, all of such Grantor's right,
          ----------
title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for "intent to use" applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. (S) 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), and any renewals thereof, including, without limitation, each registration and application identified in Schedule 4, and including, without limitation, (a) the
                          ----------
right to sue
or otherwise recover for any and all past, present and future infringements or dilutions thereof, (b) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (c) all other rights corresponding thereto in the United States and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

         "Vehicles":  all cars, trucks, trailers, construction and earth moving
          --------
equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

     1.2 Other Definitional Provisions. (a) The words "hereof," "herein",
         -----------------------------
"hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified.

         (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (c) Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party's Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

         (d) All references in this Agreement to any of the property described in the definition of the term "Collateral" or "Pledged Collateral," or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral, respectively.

                              SECTION 2. GUARANTEE

     2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally,
         ---------
unconditionally and irrevocably, guarantees to (and for the ratable benefit of) each of the Secured Parties, the prompt and complete payment and performance by the Company when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Company Obligations.

         (b) Anything herein or in any other Note Financing Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Note Financing Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors.

           (c) Each Guarantor agrees that the Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

           (d) The guarantee contained in this Section 2 shall remain in full force and effect until the earlier to occur of (i) the first date on which all the Notes, all other Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full, or (ii) as to any Guarantor that is a Subsidiary of the Company, the sale or other disposition of all of the Capital Stock of such Guarantor (other than to a Controlled Affiliate of the Company) as permitted under the Investment Agreement following which such Guarantor is no longer a Subsidiary of the Company, provided that such guarantee
                                                    --------
of such Guarantor shall only so terminate if such sale or other disposition complies with the provisions of the Intercreditor Agreement (including but not limited to Section 7 thereof).

           (e) No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earlier to occur of (i) the first date on which the Notes and all other Obligations then due and owing, are paid in full or (ii) as to any Guarantor that is a Subsidiary of the Company, the sale or other disposition of all of the Capital Stock of such Guarantor (other than to a Controlled Affiliate of the Company) as permitted under the Investment Agreement following which such Guarantor is no longer a Subsidiary of the Company, provided that such guarantee
                                                    --------
of such Guarantor shall only so terminate if such sale or other disposition complies with the provisions of the Intercreditor Agreement (including but not limited to Section 7 thereof).

     2.2   Right of Contribution. Each Guarantor hereby agrees that to the
           ---------------------
extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to any of the Secured Parties, and each Guarantor shall remain liable to each of the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

     2.3  No Subrogation. Notwithstanding any payment made by any Guarantor
          --------------
hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Secured Parties for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to each of the Secured Parties by the Company on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Secured Parties in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Secured Parties, if required), to be applied against the Obligations, whether matured or unmatured, in such order as any Secured Party may determine.

     2.4  Amendments, etc. with respect to the Obligations. To the maximum
          ------------------------------------------------
extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Investment Agreement or any other Note Financing Document and any other document executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Secured Parties (or any of them) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by any Secured Party as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

     2.5  Guarantee Absolute and Unconditional. Each Guarantor waives, to the
          ------------------------------------
maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company or any of the Guarantors, on the one hand, and any of the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the other Guarantors with respect to the Obligations. Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any suit for breach of a contractual provision of any of the Note Financing Documents) that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Investment Agreement or any other Note Financing Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Company against any Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in the Obligations, (d) any exchange, taking, or release of Security Collateral, (e) any change in the structure or existence of the Company, (f) any application of Security Collateral to Obligations or (g) any other circumstance whatsoever (other than payment in full of the Obligations guaranteed by it hereunder) (with or without notice to or knowledge of the Company or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for such Obligations, or of such Guarantor under the guarantee contained in this
Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     2.6 Reinstatement. The guarantee of any Guarantor contained in this Section
         -------------
2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations guaranteed by such Guarantor hereunder is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will
         --------
be paid to each Secured Party without set-off or counterclaim, in the currency in which the relevant Obligations are outstanding pursuant to the Investment Agreement, the relevant other Note Financing Document, or otherwise. Such payments shall be made by wire transfer of immediately available funds to an account designated by the Secured Party to whom such payment is due, or in such other manner as may be designated in writing by such Secured Party to such Guarantor from time to time.

                     SECTION 3. GRANT OF SECURITY INTEREST

     3.1 Grant. Each Granting Party that is a Grantor hereby grants, subject to
         -----
existing licenses to use the Copyrights, Patents, Trademarks and Trade Secrets granted by such Grantor in the ordinary course of its business, to (and for the ratable benefit of) each of the Secured Parties, a security interest in all of the Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except as provided in Section 3.3. The term "Collateral", as to any Grantor, means the
                                   ----------
following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in Section 3.3:

         (a)  all Accounts;

         (b)  all Chattel Paper;

         (c)  all Contracts;

         (d)  all Deposit Accounts;

         (e)  all Documents;

         (f)  all Equipment (other than Vehicles);

         (g)  all General Intangibles;

         (h)  all Instruments;

         (i)  all Intellectual Property;

         (j)  all Inventory;

         (k)  all Investment Property;

         (l)  all Letter-of-Credit Rights;

         (m)  all books and records pertaining to any of the foregoing;

         (n)  the Collateral Proceeds Account; and

         (o) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that Collateral shall not include any Pledged Collateral, or any
--------
property or assets specifically excluded from Pledged Collateral (including any Capital Stock of any Foreign Subsidiary in excess of 65% of any series of such stock).

     3.2 Pledged Collateral. Each Granting Party that is a Pledgor hereby grants
         ------------------
to (and for the ratable benefit of) each of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor, as collateral security for the prompt and complete performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in Section 3.3.

     3.3 Certain Exceptions. No security interest is or will be granted pursuant
         ------------------
hereto in any right, title or interest of any Granting Party under or in:

         (a) any Instruments, Contracts, Chattel Paper, General Intangibles, Copyright Licenses, Patent Licenses, Trademark Licenses or other contracts or agreements with or issued by Persons other than a Subsidiary of the Company (collectively, "Excluded Agreements") that would otherwise be included in the
                -------------------
Security Collateral (and such Excluded Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Excluded Agreements; or

           (b) any Equipment that would otherwise be included in the Security Collateral (and such Equipment shall not be deemed to constitute a part of the Security Collateral) if such Equipment is subject to Permitted Liens permitted under clause (h)(ii) of the definition of "Permitted Liens" in the Investment Agreement that secure Purchase Money Obligations or Capitalized Lease Obligations not exceeding $25,000,000 at any one time outstanding;

           (c) any Capital Stock of Holdings I GmbH held by the Primary Borrower (so long as such Capital Stock is equal to or less than 1% of the Capital Stock of Holdings I GmbH);

           (d) Capital Stock of any Subsidiary listed in Schedule 8 (so long as such Capital Stock is not required to be pledged hereunder pursuant to the Investment Agreement); or

           (e) any property or asset of such Granting Party to the extent (and solely to the extent) that a security interest or other Lien shall not at any time have been created in respect thereof securing Bank Indebtedness or in favor of or for the benefit of any holder of Bank Indebtedness or any agent or representative thereof (including without limitation the Administrative Agent); provided that (i) any property or asset that shall
                             --------
      at any time be or have been subject to any such security interest or other Lien shall not be excluded from the Security Collateral by operation of this clause (g), regardless of whether such security interest or other Lien is subsequently released, extinguished or otherwise terminated, and
      (ii) this clause (g) shall terminate and be of no further force or effect, and any such property or asset shall thereupon and thereafter constitute a part of the Security Collateral, from and after the occurrence of a "Termination" (as defined in Section 11 of the Intercreditor Agreement).

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

      4.1  Representations and Warranties of Each Guarantor. To induce the
           ------------------------------------------------
Investor to enter into the Investment Agreement and purchase the Initial Notes thereunder, each Guarantor hereby represents and warrants to the Investor and each other Secured Party that the representations and warranties set forth in
Article III of the Investment Agreement as they relate to such Guarantor or to the Note Financing Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Secured Parties shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such
              --------
representation and warranty to the Company's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

      4.2 Representations and Warranties of Each Grantor. To induce the Investor
          ----------------------------------------------
Party to enter into the Investment Agreement and purchase the Initial Notes thereunder, each Grantor hereby represents and warrants to the Investor and each other Secured Party that:

          4.2.1 Title; No Other Liens. Except for the security interest granted
                ---------------------
to the Secured Parties pursuant to this Agreement and the other Permitted Liens permitted to exist on such Grantor's Collateral by the Investment Agreement and the Credit Agreement, such Grantor shall own each item of such Grantor's Collateral free and clear of any and all Liens. Except as set forth on Schedule 5, no currently effective financing statement or other similar public notice with respect to all or any part of such Grantor's Collateral is on file or of record in any public office, except (a) such as have been filed in favor of (i) the Secured Parties, pursuant to this Agreement or any other Note Financing Document, or (ii) the Administrative Agent for the ratable benefit of the secured parties under the Credit Agreement Security Agreement, pursuant to the Credit Agreement Security Agreement or any other Credit Document or (b) for which termination statements will be delivered on the Closing Date.

          4.2.2 Perfected Second Priority Liens. (i) This Agreement is effective
                -------------------------------
to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor's Collateral in favor of the Secured Parties, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (ii) Except with regard to Liens (if any) on Specified Assets, upon the completion of the Filings, and the delivery to and continuing possession by the Secured Parties or their agent (or the Administrative Agent as bailee for the Secured Parties pursuant to the Intercreditor Agreement) of all Instruments, Chattel Paper and Documents a security interest in which is perfected by possession, and the obtaining and maintenance of "control" (as described in the Code) by the Secured Parties of all Deposit Accounts, the Collateral Proceeds Account and Electronic Chattel Paper a security interest in which is perfected by "control", the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor's Collateral in favor of the Secured Parties, and will be prior to all other Liens of all other Persons other than Permitted Liens that are also permitted by the Credit Agreement, and enforceable as such as against all other Persons other than Ordinary Course Buyers, except to the extent that the recording of an assignment or other transfer of title to any Secured Party or the recording of other applicable documents in the United

States Patent and Trademark Office or United States Copyright Office may be necessary for perfection or enforceability, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) or by an implied covenant of good faith and fair dealing. As used in this Section 4.2.2(ii), the following terms shall have the following meanings:

           "Filings": the filing or recording of (i) the Financing Statements as
            -------
      set forth in Schedule 7, (ii) this Agreement or a notice thereof with
                   ----------
      respect to Intellectual Property as set forth in Schedule 4, and (iii) any
                                                       ----------
      filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law.

           "Financing Statements": the financing statements delivered to the
            --------------------
      Investor by such Grantor on the Closing Date for filing in the jurisdictions listed in Schedule 7.
                              ----------

           "Ordinary Course Buyers": (i) with respect to goods only, buyers in
            ----------------------
      the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, and (ii) with respect to general intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

           "Specified Assets": the following property and assets of such
            ----------------
      Grantor:


                 (1) Equipment constituting Fixtures;

                 (2) Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and acceptance thereof in the United States Patent and Trademark Office or (b) such Patents, Patent Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Parent and its Subsidiaries taken as a whole;

                 (3) Copyrights and Copyright Licenses and Accounts or receivables arising therefrom to the extent that the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon;

                 (4) uncertificated securities;

                 (5) Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside the United States of America, any State, territory or dependency thereof or the District of Columbia;

                 (6) contracts, Accounts or receivables subject to the Assignment of Claims Act;

                 (7) goods included in Collateral received by any Person for "sale or return" within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person;

                 (8) Proceeds of Accounts, receivables or Inventory which do not themselves constitute Collateral or which have not been transferred to or deposited in the Collateral Proceeds Account (if any); and

                 (9) Equipment at various sales offices with a fair market value of less than $10,000 per sales office and mobile goods.

           4.2.3 Jurisdiction of Organization. On the Closing Date, such
                 ----------------------------
Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 3.
                                                            ----------

           4.2.4 Inventory and Equipment. On the Closing Date, such Grantor's
                 -----------------------
Inventory (other than Inventory held by various Persons (other than a Grantor and its Affiliates) that is being finished or modified by such Persons and thereafter returned to the respective Grantor ("WIP Inventory")) and Equipment
                                                -------------
(other than equipment at various sales offices with a fair market value of less than $10,000 per sales office and mobile goods) are kept at the locations listed on Schedule 9.
   ----------

           4.2.5 Farm Products. None of such Grantor's Collateral shall
                 -------------
constitute, or be the Proceeds of, Farm Products.


           4.2.6 Accounts. The amount represented by such Grantor to the Secured
                 --------
Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor's Accounts will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP. The places where such Grantor keeps its records concerning such Grantor's Accounts as of the Closing Date are listed on Schedule 10. Unless otherwise indicated in
                                     -----------
writing to the Secured Parties, each Account of such Grantor shall arise out of a bona fide sale and delivery of goods or rendition of services by such Grantor. Such Grantor has not given and shall not give any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Secured Parties in writing.

           4.2.7 Patents and Trademarks. Schedule 4 lists all material
                 ----------------------  ----------
Trademarks and material Patents, in each case, registered in the United States Patent and Trademark Office and owned by such Grantor in its own name as of the Closing Date, and all material Trademark Licenses and all material Patent Licenses (including, without limitation, material Trademark Licenses for registered Trademarks and material Patent Licenses for registered Patents) owned by such Grantor in its own name as of the date hereof.

     4.3   Representations and Warranties of Each Pledgor. To induce the
           ----------------------------------------------
Investor to enter into the Investment Agreement and purchase the Initial Notes thereunder, each Pledgor hereby represents and warrants to the Investor and each other Secured Party that:

           4.3.1 Except as provided in Section 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder shall constitute (i) in the case of shares of an Active Subsidiary which is a Domestic Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of such Active Subsidiary owned by such Pledgor and (ii) in the case of shares of a Foreign Subsidiary such percentage (not more than 65%) as is specified on Schedule 2 of all the
                                                       ----------
issued and outstanding shares of each class of the Capital Stock of such Foreign Subsidiary owned by such Pledgor.

           4.3.2 All the shares of the Pledged Stock pledged by such Pledgor hereunder shall have been duly and validly issued and fully paid and nonassessable.

           4.3.3 Such Pledgor shall be the record and beneficial owner of, and shall have good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement or the Credit Agreement Security Agreement and Permitted Liens that are also permitted by the Credit Agreement.

           4.3.4 The security interest created by this Agreement in such Pledged Securities evidenced by certificates, upon delivery (if any) thereof to, and assuming the continuing possession (in the case of Pledged Notes) or control (in the case of Pledged Stock) of such Pledged Securities by, the Secured Parties or their agent (or the Administrative Agent as bailee for the Secured Parties pursuant to the Intercreditor Agreement), will constitute a valid, perfected second priority security interest in such Pledged Securities to the extent provided in and governed by the Code (second in priority only to the security interest therein held by the Administrative Agent for the benefit of the secured parties under the Credit Agreement Security Agreement), enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          4.3.5 Upon the filing of financing statements in the appropriate jurisdictions under the Code, the security interest created by this Agreement in the Pledged Securities will constitute a valid, perfected second priority security interest in such Pledged Securities to the extent provided in and governed by the Code (second in priority only to Permitted Liens that are also permitted under the Credit Agreement), enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                              SECTION 5. COVENANTS

     5.1  Covenants of Each Guarantor. Each Guarantor covenants and agrees with
          ---------------------------
the Secured Parties that, from and after the date of this Agreement until the date on which the guarantee of such Guarantor contained in Section 2 shall terminate pursuant to Section 2.1(d), such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

     5.2  Covenants of Each Grantor. Each Grantor covenants and agrees with the
          -------------------------
Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) all the Notes, and all other Obligations then due and owing, shall have been paid in full, or (ii) as to any such Grantor that is a Subsidiary of the Company, the sale or other disposition of all of the Capital Stock of such Grantor (other than to a Controlled Affiliate of the Company) as permitted under the Investment Agreement following which such Grantor is no longer a Subsidiary of the Company (and provided that such sale or other disposition complies with the provisions of the Intercreditor Agreement, including but not limited to Section 7 thereof):

          5.2.1  Delivery of Instruments and Chattel Paper. If any amount
                 -----------------------------------------
payable under or in connection with any of such Grantor's Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Secured Parties. In the event that an Event of Default shall have occurred and be continuing, upon the request of the Secured Parties, such Instrument or Chattel Paper shall be promptly delivered to the Secured Parties or their nominee, duly indorsed in a manner satisfactory to the Secured Parties, to be held as Collateral pursuant to this Agreement. Such Grantor shall not permit any other Person to possess any such Collateral at any time (other than the Administrative Agent, to the extent provided in, and in accordance with, the Intercreditor Agreement), other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the Investment Agreement.

          5.2.2  Maintenance of Insurance. (a) Such Grantor will maintain, with
                 ------------------------
financially sound and reputable companies, insurance policies (i) insuring such Grantor's Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Secured Parties and (ii) insuring such Grantor and the Secured Parties against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Secured Parties.

          (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 15 days after receipt by the Secured Parties of written notice thereof, (ii) name the Secured Parties (or, if they so request, their agent) as additional insured parties or loss payee, (iii) include deductibles consistent with past practice or consistent with industry practice or otherwise reasonably satisfactory to the Secured Parties.

          5.2.3  Payment of Obligations. Such Grantor will pay and discharge or
                 ----------------------
otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor's Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labor, materials and supplies) against or with respect to such Grantor's Collateral, except that no such tax, assessment, charge or levy need be paid or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor.

          5.2.4  Maintenance of Perfected Security Interest; Further
                 ---------------------------------------------------
Documentation. (a) Such Grantor shall maintain the security interest created by
-------------
this Agreement in such Grantor's Collateral as a perfected security interest having at least the priority described in Section 4.2.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) Such Grantor will furnish to the Secured Parties from time to time statements and schedules further identifying and describing such Grantor's Collateral and such other reports in connection with such Grantor's Collateral as any Secured Party may reasonably request in writing, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of any Secured Party, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Secured Parties may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

          (d) Such Grantor shall not allow any Person (other than the Administrative Agent to the extent required under the Credit Documents) to obtain, or take any action or omit to take any action the result of which would be to allow any Person (other than the Administrative Agent to the extent required under the Credit Agreement Security Agreement) to obtain, "possession" or "control" (each within the meaning of the UCC) of any Collateral.

          5.2.5  Deposit Accounts. Such Grantor shall, as soon as reasonably
                 ----------------
possible after the Closing Date but in any event no later that than 45 days after the Closing Date, enter into control agreements in form and substance reasonably satisfactory to the Secured Parties with respect to Security Collateral consisting of Deposit Accounts, or in otherwise obtaining a valid, perfected second priority security interest in Deposit Accounts in favor of the Secured Parties (second in priority only to the security interest therein held by the Administrative Agent for the benefit of the secured parties under the Credit Agreement Security Agreement); provided that, until a "Termination" as
                                      --------
defined in Section 11 of the Intercreditor Agreement has occurred, any such control agreement or security interest shall only be required hereunder in respect of any Deposit Account in the event and to the extent that a security interest in such Deposit Account is granted to the Administrative Agent or otherwise to any other secured party pursuant to the Credit Agreement Security Agreement or any other Credit Document, or as otherwise granted to secure Bank Indebtedness or in favor of or for the benefit of any holder of Bank Indebtedness or any agent or representative thereof.

          5.2.6  Changes in Name, etc. Such Grantor will not, except upon not
                 --------------------
less than 30 days' prior written notice to the Secured Parties, change its name, identity or corporate structure to such an extent that any financing statement filed by any Secured Party in connection with this Agreement would become seriously misleading; provided that, prior to taking any such action, or
                      --------
promptly after receiving a written request therefor from any Secured Party, such Grantor shall deliver to the Secured Parties all additional executed financing statements and other documents reasonably requested by any Secured Party to maintain the validity, perfection and priority of the security interests provided for herein.

          5.2.7  Notices. Such Grantor will advise the Secured Parties promptly,
                 -------
in reasonable detail, of:

                 (a) any Lien (other than security interests created hereby or Permitted Liens that are also permitted under the Credit Agreement) on any of such Grantor's Collateral which would adversely affect the ability of any of the Secured Parties to exercise any of such Secured Party's remedies hereunder; and

                 (b) of the occurrence of any other event which would reasonably be expected to have a material adverse effect on the aggregate value of such Grantor's Collateral or on the security interests created hereby.

          5.2.8  Pledged Securities. In the case of each Grantor that is an
                 ------------------
Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Secured Parties promptly in writing of the occurrence of any of the events described in Section 5.3.1 with respect to the Pledged Stock issued by it and
(iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis,
                                                              ------- --------
with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Stock issued by it.

          5.2.9  Accounts. (a) Other than in the ordinary course of business or
                 --------
as permitted by the Note Financing Documents, such Grantor will not (i) grant any extension of the time of payment of any of such Grantor's Accounts, (ii) compromise or settle any such Account for less than the full amount thereof,
(iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount whatsoever on any such Account or (v) amend, supplement or modify any Account unless such extensions, compromises, settlements, releases, credits or discounts would not reasonably be expected to materially adversely affect the value of the Accounts constituting Collateral taken as a whole.

          (b) Such Grantor will deliver to the Secured Parties a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Accounts.

          5.2.10 Maintenance of Records. Such Grantor will keep and maintain at
                 ----------------------
its own cost and expense reasonably satisfactory and complete records of its Collateral, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral, and shall mark such records to evidence this Agreement and the Liens and the security interests created hereby.

          5.2.11 Acquisition of Intellectual Property. Within 90 days after the
                 ------------------------------------
end of each calendar year, such Grantor will notify the Secured Parties of any acquisition by such Grantor of (i) any registration of any material Copyright, Patent or Trademark or (ii) any exclusive rights under a material Copyright License, Patent License or Trademark License constituting Collateral, and shall take such actions as may be reasonably requested by any Secured Party (but only to the extent such actions are within such Grantor's control) to perfect the security interest granted to the Secured Parties therein, to the extent provided herein in respect of any Copyright, Patent or Trademark constituting Collateral on the date hereof, by (x) the execution and delivery of a Patent and Trademark Security Agreement (or amendments to any such agreement previously executed or delivered by such Grantor) or other comparable agreements with respect to Copyrights or Copyright Licenses constituting Collateral and/or (y) the making of appropriate filings (I) of financing statements under the Uniform Commercial Code of any applicable jurisdiction and/or (II) in the United States Patent and Trademark Office, or with respect to Copyrights and Copyright Licenses, another applicable office).

          5.2.12 Protection of Trade Secrets. Such Grantor shall take all steps
                 ---------------------------
which it deems commercially reasonable to preserve and protect the secrecy of all material Trade Secrets of such Grantor.

     5.3  Covenants of Each Pledgor. Each Pledgor covenants and agrees with each
          -------------------------
of the Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the Notes and all other Obligations then due and owing shall have been paid in full, or (ii) as to any Pledgor that is a Subsidiary of the Company, all the Capital Stock of such Pledgor shall have been sold or otherwise disposed of (other than to a Controlled Affiliate of the Company) as permitted under the terms of the Investment Agreement (and provided that such sale or other disposition complies with the terms of the Intercreditor Agreement, including but not limited to Section 7 thereof):

          5.3.1 If such Pledgor shall, as a result of its ownership of its Pledged Securities, becomes entitled to receive or shall receive any stock certificate (including, without limitation, any stock certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Secured Parties in the exact form received, duly indorsed by such Pledgor to such Secured Party or nominee of the Secured Parties as any Secured Party may direct, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Secured Parties, subject to the terms hereof, as additional collateral security for the Obligations (subject to Section 3.3) and provided
                                                                     --------
that:

          (a) No such delivery to the Secured Parties shall be required to the extent such certificate, option or similar rights are required to be delivered to the Administrative Agent in accordance with the Credit Agreement Security Agreement, it being understood that (x) the Administrative Agent is acting as bailee for the Secured Parties pursuant to the Intercreditor Agreement and (y) such delivery of such certificate, option or similar right to the Administrative Agent shall not impair the security interest created therein hereunder or any of the rights or remedies of any Secured Party in respect thereof or hereof, and

          (b) In no event shall there be pledged, nor shall any Pledgor be required to pledge, more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary Holdco or other Foreign Subsidiary pursuant to this Agreement.

Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer or maker (except any liquidation or dissolution of any Subsidiary of the Company in accordance with the Investment Agreement) shall be paid over to the Secured Parties to be held by them hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Secured Parties, be delivered to the Secured Parties to be held by them hereunder as additional collateral security for the Obligations; provided that no such paying over or
                                         --------
delivery shall be required to the extent such sums or property are required to be paid over or delivered to the Administrative Agent in accordance with the Credit Agreement Security Agreement, it being understood that (x) the Administrative Agent is acting as bailee for the Secured Parties pursuant to the Intercreditor Agreement and (y) such paying over of such sums or delivery of such property to the Administrative Agent as a result of compliance with the Credit Agreement Security Agreement shall not impair the security interest created therein hereunder or any of the rights or remedies of any Secured Party in respect thereof or hereof. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Secured Parties (or, if required pursuant to the terms of the Credit Agreement Security Agreement, the Administrative Agent), hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

          5.3.2 Without the prior written consent of the Secured Parties, such Pledgor will not (except as permitted by the Investment Agreement) (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof or (iii) create, incur or permit to exist any Lien or option in favor of, or any material adverse claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or the Credit Agreement Security Agreement or Liens arising by operation of law.

          5.3.3 Such Pledgor shall maintain the security interest created by this Agreement in such Pledgor's Pledged Collateral as a perfected security interest having at least the priority described in Section 4.3.4 and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Secured Parties, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as any Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor. Such Pledgor shall not allow any Person (other than the Administrative Agent to the extent required under the Credit Documents) to obtain, or take any action or omit to take any action the result of which would be to allow any Person (other than the Administrative Agent to the extent required under the Credit Documents) to obtain, "possession" or "control" (each within the meaning of the UCC) of any Pledged Collateral.

     5.4  Covenant of the Parent. The Parent covenants and agrees with the
          ----------------------
Secured Parties that, from and after the date of this Agreement until the Notes and all other Obligations then due and owing, shall have been paid in full that the Parent shall not conduct or otherwise engage, in any business or operations other than: (i) the transactions contemplated by the Transaction Agreements or the provision of administrative, legal, accounting and management services to or on behalf of any of its Subsidiaries, (ii) the ownership of the Capital Stock or other interests of its Subsidiaries, the sale and transfer of such ownership interests (to the extent not otherwise prohibited by the Note Financing Documents), and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of, (A) the Transaction Agreements, this Agreement and any other Note Financing Document to which the Parent is a party, the Credit Documents, any other agreement to which the Parent is a party on the date hereof, the Senior Subordinated Note Indenture and the Senior Subordinated Notes or any guarantee thereof, and any guarantee of Indebtedness or other obligations of any of its Subsidiaries permitted pursuant to the Note Financing Documents, in each case as amended, supplemented, waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of the Parent or a Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, including but not limited to in respect of the Management Subscription Agreements, (iv) the offering, issuance, sale and repurchase or redemption of, and dividends or distributions on, its equity securities, (v) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vi) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith, (vii) the retention of (and the entry into, and exercise of rights and performance of obligations in respect of, contracts and agreements with) transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (viii) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of its Subsidiaries, (ix) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable, (x) making loans to or other Investments in, or incurrence of Indebtedness to, its Subsidiaries, (xi) the ownership of, and exercise of rights and performance of obligations in respect of, Intellectual Property (as defined in the Investment Agreement for the purposes of this subsection only) and foreign patents, trademarks, trade names, copyrights, technology, know-how and processes and licensing such Intellectual Property and foreign patents, trademarks, trade names, copyrights, technology, know-how and processes (other than such Intellectual Property and foreign patents, trademarks, trade names, copyrights, technology, know-how and processes which is material to the business of the Company and its Subsidiaries, which Intellectual Property and foreign patents, trademarks, trade names, copyrights, technology, know-how and processes shall be owned by the Company and its Subsidiaries) and (xii) other activities incidental or related to the foregoing.

                         SECTION 6. REMEDIAL PROVISIONS

     6.1  Certain Matters Relating to Accounts. (a) At any time and from time to
          ------------------------------------
time after the occurrence and during the continuance of an Event of Default, any Secured Party shall have the right to make test verifications of the Accounts in any reasonable manner and through any reasonable medium that such Secured Party reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as any Secured Party may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon any Secured Party's reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Secured Parties to furnish to the Secured Parties reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

          (b) The Secured Parties hereby authorize each Grantor to collect such Grantor's Accounts, and any Secured Party may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by any Secured Party at any time after the occurrence and during the continuance of an Event of Default, any Proceeds constituting collections of such Accounts, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business Days of receipt by such Grantor) be deposited in or otherwise transferred to the Collateral Proceeds Account established by such Grantor maintained under the sole dominion and control of the Secured Parties, subject to withdrawal by the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor. All Proceeds constituting collections of Accounts while held by the Collateral Account Bank (or by any Guarantor in trust for the benefit of the Secured Parties shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default has occurred and is continuing, at any Secured Party's election, any Secured Party may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Section 6.5 hereof. So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in
Section 6.1(d) hereof.

          (c) At any time and from time to time after the occurrence and during the continuance of an Event of Default and if the Secured Parties have terminated a Grantor's right to collect Accounts pursuant to clause (b) above, at the Secured Parties' request, each Grantor shall deliver to the Secured Parties all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to such Grantor's Accounts, including, without limitation, all original orders, invoices and shipping receipts.

          (d) So long as no Event of Default has occurred and is continuing, the Secured Parties shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor's Collateral Proceeds Account to such Grantor. In the event that an Event of Default has occurred and is continuing, the Secured Parties and the Grantors agree that any Secured Party, at such Secured Party's option, may require that each Collateral Proceeds Account be established at a bank or other financial institution designated by such Secured Party (which designation shall be deemed to be made on behalf of all Secured Parties for purposes of this section 6.1(d)).

     6.2  Communications with Obligors; Grantors Remain Liable. (a) Each Secured
          ----------------------------------------------------
Party in such Secured Party's own name or in the name of others may, at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Section 10.1(a) or 10.1(b) of the Investment Agreement, communicate with obligors under the Accounts and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Secured Parties' satisfaction the existence, amount and terms of any Accounts or Contracts.

          (b) Upon the request of any Secured Party at any time after the occurrence and during the continuance of an Event of Default specified in
Section 10.1(a) or 10.1(b) of the Investment Agreement, each Grantor shall notify obligors on such Grantor's Accounts and parties to such Grantor's Contracts (in each case, to the extent constituting Collateral) that such Accounts and such Contracts have been assigned to the Secured Parties and that payments in respect thereof shall be made directly to the Secured Parties.

          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor's Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

     6.3  Pledged Stock. (a) Unless an Event of Default shall have occurred and
          -------------
be continuing and any Secured Party shall have given notice to the relevant Pledgor of such Secured Party's intent to exercise such Secured Party's corresponding rights pursuant to Section 6.3(b), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, to the extent permitted in the Investment Agreement, and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall
                                          --------  -------
be cast or corporate right exercised or such other action taken (other than in connection with a transaction expressly permitted by the Investment Agreement) which, in any Secured Party's reasonable judgment, would materially impair the Pledged Collateral or the related rights or remedies of any Secured Party or which would be inconsistent with or result in any violation of any provision of the Investment Agreement, this Agreement or any other Note Financing Document.

          (b) If an Event of Default shall occur and be continuing and any Secured Party shall give notice of such Secured Party's intent to exercise such rights to the relevant Pledgor or Pledgors, (i) the Secured Parties shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as is provided in Section 6.5, and (ii) any or all of the Pledged Stock shall be registered in the name of such Secured Party or nominee of the Secured Parties as any Secured Party may direct, and such named Secured Party or nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if such Secured Party or nominee were the absolute owner thereof (including, without limitation, the right to exchange at such Secured Party's or nominee's discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or such named Secured Party or nominee of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as such named Secured Party or nominee may reasonably determine), all without liability (other than for such Secured Party's or nominee's gross negligence or willful misconduct) except to account for property actually received by such Secured Party or nominee, but no Secured Party or nominee shall have any duty to any Pledgor to exercise any such right, privilege or option and no Secured Party or nominee shall be responsible for any failure to do so or delay in so doing, provided that the Secured Parties shall not
                               --------
exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in
Section 6.6 other than in accordance with Section 6.6.

          (c) Each Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from any Secured Party in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to any Secured Party.

     6.4  Proceeds to be Turned Over to Secured Parties. In addition to the
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rights of the Secured Parties specified in Section 6.1 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, and any Secured Party shall have instructed any Grantor to do so, all Proceeds received by such Grantor consisting of cash, checks and other Cash Equivalent items shall be held by such Grantor in trust for the

Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Secured Parties in the exact form received by such Grantor (duly indorsed by such Grantor to such Secured Party or nominee of the Secured Parties as any Secured Party may direct, if required); provided that no such turn-over shall be required to the extent
              --------
such Proceeds are required to be delivered to the Administrative Agent in accordance with the Credit Agreement Security Agreement, it being understood that (x) the Administrative Agent is acting as bailee for the Secured Parties pursuant to the Intercreditor Agreement and (y) such turning over of such Proceeds to the Administrative Agent as a result of compliance with the Credit Agreement Security Agreement shall not impair the security interest created therein hereunder or any of the rights or remedies of any Secured Party in respect thereof or hereof. All Proceeds received by the Secured Parties hereunder shall be held by the Secured Parties in the relevant Collateral Proceeds Account maintained under its sole dominion and control. All Proceeds while held by the Secured Parties in such Collateral Proceeds Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

     6.5  Application of Proceeds. It is agreed that if an Event of Default
          -----------------------
shall occur and be continuing, any and all Proceeds of the relevant Granting Party's Security Collateral received by the Secured Parties (whether from the relevant Granting Party or the Administrative Agent in accordance with the Intercreditor Agreement, or otherwise) shall be held by the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of any Secured Party, be applied by the Secured Parties against the Obligations of the relevant Granting Party then due and owing in the following order of priority:

          FIRST, to the payment of all reasonable costs and expenses incurred by any Secured Party in connection with this Agreement, the Investment Agreement, any other Note Financing Document or any of the Obligations of the relevant Granting Party, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise by any Secured Party of any right or remedy under this Agreement, the Investment Agreement, or any other Note Financing Document;

          SECOND, to the ratable satisfaction of all other Obligations of the relevant Granting Party; and

          THIRD, to the relevant Granting Party or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

     6.6  Code and Other Remedies. If an Event of Default shall occur and be
          -----------------------
continuing, each Secured Party may exercise, in addition to all other rights and remedies granted to any of them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Code or any other applicable law. Without limiting the generality of the foregoing, to the extent permitted by applicable law each Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Secured Party or elsewhere upon such terms and conditions as such Secured Party may deem advisable and at such prices as such Secured Party may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in any Granting Party, which right or equity is hereby waived or released. Each Granting Party further agrees, at any Secured Party's request, to assemble the Security Collateral and make it available to the Secured Parties at places which any Secured Party shall reasonably select, whether at such Granting Party's premises or elsewhere. Each Secured Party shall apply the net proceeds of any action taken by such Secured Party pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party then due and owing, in the order of priority specified in Section 6.5 above, and only after such application and after the payment by the Secured Parties of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the Code, need the Secured Parties account for the surplus, if any, to any Granting Party. To the extent permitted by applicable law, each Granting Party waives all claims, damages and demands it may acquire against any Secured Party arising out of the repossession, retention or sale of collateral, except to the extent arising as a result of the gross negligence or willful misconduct of such Secured Party. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     6.7  Registration Rights. (a) If any Secured Party shall determine to
          -------------------
exercise such Secured Party's right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the reasonable opinion of any Secured Party it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of any Secured Party, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and
(iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of any Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Such Pledgor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all states and the District of Columbia that any Secured Party shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Such Pledgor recognizes that the Secured Parties may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. No Secured Party shall be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Pledgor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Pledgor, and to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Investment Agreement.

     6.8  Waiver; Deficiency. Each Granting Party shall remain liable for any
          ------------------
deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Notes and, to the extent then due and owing, all other Obligations of such Granting Party and the reasonable fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

                         SECTION 7. THE SECURED PARTIES

     7.1  Secured Parties' Appointment as Attorney-in-Fact, etc. (a) Each
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Granting Party hereby irrevocably constitutes and appoints each Secured Party and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that each Secured Party agrees not to exercise such power except upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law), (x) each Pledgor hereby gives each Secured Party the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor's Pledged Collateral, and (y) each Grantor hereby gives each Secured Party the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by any Secured Party for the purpose of collecting any and all such moneys due under any Account of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;

          (ii) in the case of any Copyright, Patent or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as any Secured Party may reasonably request to such Grantor to evidence the Secured Parties' security interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens, other than Permitted Liens that are also permitted under the Credit Agreement, levied or placed on the Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

          (iv) (i) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to any Secured Party or as any Secured Party shall direct; (ii) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (iii) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor;
(iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (v) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (vi) settle, compromise or adjust any such suit, action or proceeding described in clause (v) above and, in connection therewith, to give such discharges or releases as any Secured Party may deem appropriate; (vii) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as any Secured Party shall in such Secured Party's sole discretion determine; and (viii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though any Secured Party were the absolute owner thereof for all purposes, and do, at any Secured Party's option and such Grantor's expense, at any time, or from time to time, all acts and things which any Secured Party deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                Anything in this Section 7.1(a) to the contrary notwithstanding, each Secured Party agrees that such Secured Party will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

          (b) The reasonable expenses of each Secured Party incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest is payable on the Notes, from the date of payment by such Secured Party to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to such Secured Party on demand.

          (c) Each Granting Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released.

     7.2  Duty of Secured Parties. Each Secured Party's sole duty with respect
          -----------------------
to the custody, safekeeping and physical preservation of the Security Collateral in such Secured Party's possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as such Secured Party deals with similar property for such Secured Party's own account. Neither any of the Secured Parties nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Security Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct.

     7.3  Execution of Financing Statements. Pursuant to Section 9-509 of the
          ---------------------------------
Code and any other applicable law, each Granting Party authorizes each Secured Party to file or record financing statements with respect to such Granting Party's Security Collateral without the signature of such Granting Party in such form and in such filing offices as any Secured Party reasonably determines appropriate to perfect the security interests of the Secured Parties under this Agreement. Each Secured Party agrees to (or to cause another Secured Party to) notify the relevant Granting Party of any financing or continuation statement filed by such Secured Party pursuant to this Section 7.3, provided
                                                          --------
that any failure to give such notice shall not affect the validity or effectiveness of any such filing.

     7.4  Authority of Secured Parties. Each Granting Party acknowledges that
          ----------------------------
the rights and responsibilities of any Secured Party under this Agreement with respect to any action taken by such Secured Party or the exercise or non-exercise by such Secured Party of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between such Secured Party and the other Secured Parties, be governed by such agreements with respect thereto as may exist from time to time among them, but, as between such Secured Party and the Granting Parties such Secured Party shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     7.5  Right Of Inspection. Upon reasonable written advance notice to any
          -------------------
Grantor and as often as may reasonably be desired, each Secured Party shall have reasonable access during normal business hours to all the books, correspondence and records of such Grantor, and each of the Secured Parties and their representatives may examine the same, and to the extent reasonable, take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to each Secured Party, at such Grantor's reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Each of the Secured Parties and their representatives shall also have the right, upon reasonable advance written notice to such Grantor subject to any lease restrictions to enter during normal business hours into and upon any premises owned, leased or operated by such Grantor where any of such Grantor's Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting any Secured Party's interests therein.

                            SECTION 8. MISCELLANEOUS

     8.1  Amendments in Writing. None of the terms or provisions of this
          ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granting Party and the Secured Parties, provided that any provision of this Agreement imposing obligations on
         --------
any Granting Party may be waived by the Secured Parties in a written instrument executed by the Secured Parties.

     8.2  Notices. All notices, requests and demands to or upon any Secured
          -------
Party or any Granting Party hereunder shall be effected in the manner provided for in Section 13.1 of the Investment Agreement; provided that any such notice,
                                                 --------
request or demand to or upon any Guarantor shall be addressed to such Guarantor at its address set forth on

Schedule 1, unless and until such Guarantor shall change such address in
----------
accordance with Section 13.1 of the Investment Agreement and any such notice, request or demand to or upon any Secured Party other than the Investor shall be addressed to such Secured Party at the address such Secured Party specifies to the other parties hereto from time to time.

     8.3  No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party
          ---------------------------------------------------
shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which any Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     8.4  Enforcement Expenses; Indemnification. (a) Each Granting Party agrees
          -------------------------------------
to pay or reimburse each Secured Party for all such Secured Party's reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Granting Party and the other Note Financing Documents to which such Granting Party is a party, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Secured Parties.

          (b) Each Granting Party agrees to pay, and to save each of the Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the "indemnified liabilities") and in any event excluding any
                    -----------------------
taxes or other indemnified liabilities arising from gross negligence or willful misconduct of such Secured Party.

          (c) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Investment Agreement and the other Note Financing Documents.

     8.5  Successors and Assigns. This Agreement shall be binding upon and shall
          ----------------------
inure to the benefit of the Granting Parties, the Secured Parties and their respective successors and assigns; provided that no Granting Party may assign,
                                   --------
transfer or delegate any of its rights or obligations under this Agreement or any other Note Financing Document without the prior written consent of the Secured Parties.

     8.6  Set-Off. Each Granting Party hereby irrevocably authorizes each
          -------

Secured Party at any time and from time to time without notice to such Granting Party or any other Granting Party, any such notice being expressly waived by each Granting Party, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default specified in
Section 10.1(a) or 10.1(b) of the Investment Agreement so long as any amount remains unpaid after it becomes due and payable by such Granting Party hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Granting Party, or any part thereof in such amounts as such Secured Party may elect. Each Secured Party shall notify such Granting Party promptly of any such set-off and the application made by such Secured Party of the proceeds thereof; provided
                                                                    --------
that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

     8.7  Counterparts. This Agreement may be executed by one or more of the
          ------------
parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.8  Severability. Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a
                    --------
Foreign Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, "Applicable Law") and are intended to be limited to the extent
              --------------
necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

     8.9  Section Headings.  The Section headings used in this Agreement are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     8.10 Integration. This Agreement and the other Note Financing Documents
          -----------
represent the entire agreement of the Granting Parties and the Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties or any of the Secured Parties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Note Financing Documents.

     8.11 GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8.12 Submission To Jurisdiction; Waivers.  Each party hereto hereby
          -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Note Financing Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Section 8.2 or at such other address of which the Secured Parties (in the case of any other party hereto) or the Company (in the case of the Secured Parties) shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any punitive damages.

     8.13     Acknowledgments.  Each Granting Party hereby acknowledges that:
              ---------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Note Financing Documents to which it is a party;

          (b) none of the Secured Parties has any fiduciary relationship with or duty to any Granting Party arising out of or in connection with this Agreement or any of the other Note Financing Documents, and the relationship between the Granting Parties, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Note Financing Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Granting Parties and the Secured Parties.

     8.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND
          --------------------
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER NOTE FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     8.15 Additional Granting Parties. Each Subsidiary of the Company that is
          ---------------------------
required to become a party to this Agreement pursuant to the Investment Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto, or in such other form as is in form and substance reasonably satisfactory to the Secured Parties. Each existing Granting Party that is required to become a Pledgor with respect to Capital Stock of any Subsidiary of the Company pursuant to the Investment Agreement shall become a Pledgor with respect thereto upon execution and delivery by such Granting Party of a Supplemental Agreement in the form of Annex 2 hereto, or in such other form as is in form and substance reasonably satisfactory to the Secured Parties.

     8.16 Releases. (a) At such time as the Notes and the other Obligations then
          --------
due and owing shall have been paid in full, all Security Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Secured Parties and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting

Parties. At the request and sole expense of any Granting Party following any such termination, the Secured Parties or their agent shall deliver to such Granting Party any Security Collateral held by the Secured Parties hereunder, and execute and deliver to such Granting Party such documents (including without limitation UCC termination statements) as such Granting Party shall reasonably request to evidence such termination.

          (b) In connection with any sale or other disposition of Security Collateral permitted by the Investment Agreement (and provided that such sale or other disposition complies with the provisions of the Intercreditor Agreement, including but not limited to Section 7 thereof), the Lien pursuant to this Agreement on such sold or disposed of Security Collateral shall be automatically released. In connection with the sale or other disposition of all of the Capital Stock of any Guarantor that is a Subsidiary of the Company (other than to a Controlled Affiliate of the Company) or of Security Collateral permitted under the Investment Agreement (and provided that such sale or other disposition complies with the provisions of the Intercreditor agreement, including but not limited to Section 7 thereof), the Secured Parties or their agent shall, upon receipt from the Company of a written request for the release of such Guarantor from its Guarantee or the release of the Security Collateral subject to such sale or other disposition, identifying such Guarantor or the relevant Security Collateral and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Investment Agreement and the other Note Financing Documents, execute and deliver to the relevant Granting Party (at the sole cost and expense of such Granting Party) all releases or other documents (including without limitation UCC termination statements) necessary or reasonably desirable for the release of such Guarantee or the Liens created hereby on such Security Collateral, as applicable, as such Granting Party may reasonably request.

     8.17 Senior Indebtedness. Each Granting Party acknowledges and agrees that
          -------------------
(a) the Company Obligations are "Senior Indebtedness" (as defined in the Senior
 -
Subordinated Note Indenture), (b) the Guarantor Obligations of the Parent are
                               -
"Parent Senior Indebtedness" (as defined in the Senior Subordinated Note Indenture) and (c) the Guarantor Obligations of each other Guarantor that is a
                -
"Note Guarantor" (as defined in the Senior Subordinated Note Indenture) are "Guarantor Senior Indebtedness" (as defined in the Senior Subordinated Note Indenture). The Company hereby specifically designates the Company Obligations as "Designated Senior Indebtedness" (as defined in the Senior Subordinated Note Indenture) for purposes of the Senior Subordinated Note Indenture. Each of the Parent and each such other Guarantor hereby specifically designates its Guarantor Obligations as "Guarantor Designated Senior Indebtedness" (as defined in the Senior Subordinated Note Indenture) for purposes of the Senior Subordinated Note Indenture.

     8.18 Schedules. As soon as practicable after the date of this Agreement,
          ---------
but in any event no later than five (5) Business Days prior to the Closing Date, the Granting Parties shall deliver all Schedules to this Agreement to the Investor, which Schedules shall be subject in all respects to review and approval by the Investor. It is understood that it is a condition precedent to the Closing that all such Schedules shall be in form and substance reasonably satisfactory to the Investor. Unless the context otherwise requires, if the Closing shall occur, all references to any "Schedule" herein shall be deemed to be a reference to a Schedule hereto delivered pursuant this Section 8.18, as if such Schedule had been delivered on the date hereof. Notwithstanding anything to the contrary herein, from and after the Closing Date, this Agreement shall be construed as if all such Schedules hereto delivered pursuant to this Section
8.18 had been delivered on the date hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                 ACTERNA CORPORATION


                                 By:____________________________________________
                                       Name:
                                       Title:


                                 ACTERNA LLC


                                 By:____________________________________________
                                       Name:
                                       Title:


                                 ACTERNA BUSINESS TRUST

                                 By:____________________________________________
                                       Name:
                                       Title:


                                 AIRSHOW, INC.


                                 By:____________________________________________
                                       Name:
                                       Title:


                                 APPLIED DIGITAL ACCESS, INC.


                                 By:____________________________________________
                                       Name:
                                       Title:

                             DA VINCI SYSTEMS, INC.


                             By:________________________________________________
                                   Name:
                                   Title:


                             ITRONIX CORPORATION


                             By:________________________________________________
                                   Name:
                                   Title:


                             SIERRA DESIGN LABS


                             By:________________________________________________
                                   Name:
                                   Title:

Acknowledged and Agreed to as
of the date hereof by:

CLAYTON, DUBILIER & RICE FUND VI
     LIMITED PARTNERSHIP

By:  CD&R Associates VI Limited
          Partnership, its general
          partner

     By:  CD&R Investment Associates VI, Inc.,
               its managing general partner



          By: ____________________________
             Name:
             Title:

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement
                                              ----------------------------------


         ASSUMPTION AGREEMENT, dated as of _________ __, ____, made by ______________________________, a ______________ corporation (the "Additional
                                                                   ----------
Granting Party"), in favor of [___________________], as Investor (the "Investor"
--------------                                                         --------
and "Secured Party") under the Investment Agreement referred to below. All
     -------------
capitalized terms not defined herein shall have the meaning ascribed to them in such the Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Investment Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - -


         WHEREAS, Acterna Corporation, a Delaware corporation (the "Parent"),
                                                                    ------
Acterna LLC, a Delaware limited liability company wholly owned by the Parent (the "Company") and the Investor, are parties to an Investment Agreement, dated
      -------
as of December 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Investment Agreement");
                   ---------- ---------

         WHEREAS, in connection with the Investment Agreement, the Parent, the Company and certain of its Subsidiaries are, or are to become, parties to the Guarantee and Collateral Agreement, dated as of December 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and
                                                           -------------
Collateral Agreement") in favor of the Investor and other Secured Parties;
--------------------

         WHEREAS, the Additional Granting Party is a member of an affiliated group of companies that includes the Company and each other Granting Party; the Company and the other Granting Parties (including the Additional Granting Party) are engaged in related businesses, and each such Granting Party (including the Additional Granting Party) will derive substantial direct and indirect benefit from the purchase of the Initial Notes under the Investment Agreement;

         WHEREAS, the Investment Agreement requires the Additional Granting Party to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Guarantee and Collateral Agreement. By executing and delivering this
            ----------------------------------
Assumption Agreement, the Additional Granting Party, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor]/1/ and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor]/2/ thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________ to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. The Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Grantor, in its capacities as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor],/3/ contained in
Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND
            -------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                                     [ADDITIONAL GRANTING PARTY]


                                                     By:________________________
                                                        Name:
                                                        Title:

____________________
/1/ Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

/2/ Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

/3/ Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

Acknowledged and Agreed to as
of the date hereof by:

[------------------------],
as Investor

By:
   ------------------------------------
    Name:
    Title:

                                                                      Annex 2 to
                                              Guarantee and Collateral Agreement
                                              ----------------------------------

                  SUPPLEMENTAL AGREEMENT, dated as of __________ __, ____, made by _____________________, a ___________ corporation [(the "Additional
                                                           ----------
Pledgor")][(the "Company")]/4/, in favor of [___________________], as Investor
-------          -------
(the "Investor" and "Secured Party") under the Investment Agreement below. All
      --------       -------------
capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Investment Agreement.

                              W I T N E S S E T H:


         WHEREAS, Acterna Corporation, a Delaware corporation (the "Parent"),
                                                                    ------
Acterna LLC, a Delaware limited liability company wholly owned by the Parent (the "Company") and the Investor, are parties to an Investment Agreement, dated
      -------
as of December 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Investment Agreement") under the Investment Agreement
                   --------------------
referred to below;

         WHEREAS, in connection with the Investment Agreement, the Parent, the Company and certain of its Subsidiaries are parties to the Guarantee and Collateral Agreement, dated as of December 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement")
                                           ----------------------------------
in favor of the Investor and other Secured Parties;

         WHEREAS, the Investment Agreement requires the [Additional Pledgor] [Company] to become a Pledgor under the Guarantee and Collateral Agreement with respect to Capital Stock of a new Subsidiary of the Company; and

         WHEREAS, the [Additional Pledgor][Company] has agreed to execute and deliver this Supplemental Agreement in order to [supplement/become such a Pledgor to] the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Guarantee and Collateral Agreement. By executing and delivering this
            ----------------------------------
Supplemental Agreement, the [Additional Pledgor][Company], as provided in
Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a Pledgor under the

__________________________
/4/ Use "Additional Pledgor" if other than the Company, and "Company" if the Company.

Guarantee and Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Company listed in Annex 2-A hereto, as a Granting Party thereunder. The information set forth in Annex 2-A hereto is hereby added to the information set forth in Schedule 2 to the Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information. The [Additional Pledgor][Company] hereby represents and warrants that each of the representations and warranties of such Pledgor contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Supplemental Agreement) as if made on and as of such date.

         2.  GOVERNING LAW. THIS SUPPLEMENTAL AGREEMENT AND RIGHTS AND
             -------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                                 [ADDITIONAL PLEDGOR]


                                                 By:____________________________
                                                    Name:
                                                    Title:


Acknowledged and Agreed to as
of the date hereof by:

[------------------------],
as Investor


By:
   -----------------------------------
    Name:
    Title: